UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2013

ATLANTIC COAST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-35072	65-1310069
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10151 Deerwood Park Blvd., Building 200, Suite 100, Jacksonville, FL 32256
(Address of principal executive offices)

(800) 342-2824
Registrant’s telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

On June 5, 2013, Atlantic Coast Financial Corporation (“Atlantic Coast Financial”), Atlantic Coast Bank, the individual director defendants of Atlantic Coast Financial, Bond Street Holdings, Inc. (“Bond Street”) and Florida Community Bank, N.A. (“Florida Community Bank”) entered into a Memorandum of Understanding (the “MOU”) with the Plaintiff regarding the settlement of the putative class action lawsuit captioned Laugherty v. Atlantic Coast Financial Corporation et al., Civil Action No. 1:13-cv-01475 pending before the Federal District Court of Maryland (the “Action”).

As described in the Proxy Statement of Atlantic Coast Financial, filed with the Securities and Exchange Commission (the “SEC”) on May 13, 2013 (the “Proxy Statement”), the Action was filed in response to the announcement that Atlantic Coast Financial, Atlantic Coast Bank, Bond Street and Florida Community Bank had entered into a definitive agreement wherein Atlantic Coast Financial will merge with and into Bond Street and Atlantic Coast Bank will merge with and into Florida Community Bank. Pursuant to the MOU, Atlantic Coast Financial agreed to make available additional information to Atlantic Coast Financial stockholders. The additional information is contained in the Supplement to the Proxy Statement attached as Exhibit 99.1 to this Current Report on Form 8-K. The supplement should be read in conjunction with the Proxy Statement and the documents incorporated by reference therein.

Atlantic Coast Financial, Atlantic Coast Bank, Bond Street, Florida Community Bank and the other defendants deny all of the allegations in the Action.  Atlantic Coast Financial, Atlantic Coast Bank and the individual director defendants of Atlantic Coast Financial believe the disclosures in the Proxy Statement are adequate under the law. Nevertheless, Atlantic Coast Financial, Atlantic Coast Bank, Bond Street, Florida Community Bank and the other defendants have agreed to settle the Action in order to avoid the costs, disruption, and distraction of further litigation. A press release announcing the execution of the MOU is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Forward-looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Statements in this document that are not strictly historical are forward-looking and are based upon current expectations that may differ materially from actual results. These forward-looking statements, identified by words such as "will," "expected," "believe," and "prospects," involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the statements made herein. These risks and uncertainties involve general economic trends and changes in interest rates, increased competition, changes in consumer demand for financial services, the possibility of unforeseen events affecting the industry generally, the uncertainties associated with newly developed or acquired operations, market disruptions and other effects of terrorist activities, and the possibility that the aforementioned merger with Bond Street does not close when expected or at all because required regulatory, stockholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all. Atlantic Coast Financial undertakes no obligation to release revisions to these forward-looking statements publicly to reflect events or circumstances after the date hereof or to reflect the occurrence of unforeseen events, except as required to be reported under the rules and regulations of the Securities and Exchange Commission.

Additional Information

This communication is being made with respect to a proposed business combination transaction involving Atlantic Coast Financial and Bond Street. In connection with the proposed transaction, Atlantic Coast Financial has filed with the SEC a definitive proxy statement that was distributed to the stockholders of Atlantic Coast Financial in connection with their vote on the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION REGARDING THE PROPOSED TRANSACTION, STOCKHOLDERS OF ATLANTIC COAST FINANCIAL ARE URGED TO READ ALL FILINGS MADE BY ATLANTIC COAST FINANCIAL IN CONNECTION WITH THE TRANSACTION, INCLUDING THE PROXY STATEMENT AND THE SUPPLEMENT TO THE PROXY STATEMENT, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The definitive proxy statement was mailed to stockholders of Atlantic Coast Financial. Stockholders may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC's website (www.sec.gov) and by accessing Atlantic Coast Financial's website (www.atlanticcoastbank.net) under the heading "Investor Relations" and then under the link "SEC Filings." These documents may also be obtained free of charge from Atlantic Coast Financial by requesting them in writing to Atlantic Coast Financial Corporation, 10151 Deerwood Park Blvd., Building 200, Suite 100, Jacksonville, Florida 32256; Attention: Thomas B. Wagers, Sr., Chief Financial Officer, or by telephone at (904) 565-8570.

Atlantic Coast Financial and its directors and executive officers may be deemed participants in the solicitation of proxies from Atlantic Coast Financial's stockholders in connection with this transaction. Information about the directors and executive officers of Atlantic Coast Financial and information about other persons who may be deemed participants in this transaction are included in the proxy statement. You can find information about Atlantic Coast Financial's executive officers and directors in Atlantic Coast Financial's definitive proxy statement filed with the SEC on May 13, 2013, and in Atlantic Coast Financial's Annual Report on Form 10-K filed with the SEC on April 1, 2013, copies of which are available at the SEC's website or from Atlantic Coast Financial as described above.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
d)	Exhibits.

	99.1	Supplement dated June 5, 2013 to the Proxy Statement filed with the SEC on May 13, 2013

	99.2	Press release dated June 5, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC COAST FINANCIAL CORPORATION

Date:	June 5, 2013	By:	/s/	Thomas B. Wagers, Sr.
Thomas B. Wagers, Sr.
Chief Financial Officer
(Duly Authorized Representative)

EXHIBIT INDEX

Exhibit Number	Description of Exhibit(s)

99.1	Supplement dated June 5, 2013 to the Proxy Statement filed with the SEC on May 13, 2013
99.2	Press release dated June 5, 2013.